Losses and Loss Expenses	12 Months Ended
Dec. 31, 2013
Liability for Claims and Claims Adjustment Expense [Abstract]
Losses and loss expenses
Losses and Loss Expenses
Unpaid losses and loss expenses for the indicated years ended December 31 are comprised of:

(U.S. dollars in thousands)	2013	2012
Reserve for reported losses and loss expenses	$8,149,501	$7,976,120
Reserve for losses incurred but not reported	12,331,564	12,508,001
Unpaid losses and loss expenses	$20,481,065	$20,484,121

Net losses and loss expenses incurred for the years indicated are comprised of:

(U.S. dollars in thousands)	2013	2012	2011
Loss and loss expenses payments	$4,496,802	$4,673,998	$4,911,737
Change in unpaid losses and loss expenses	(71,901)	(297,660)	260,631
Change in unpaid losses and loss expenses recoverable	(24,774)	279,900	(28,442)
Paid loss recoveries	(668,663)	(890,756)	(1,065,535)
Net losses and loss expenses incurred	$3,731,464	$3,765,482	$4,078,391

The following table represents an analysis of the Company’s paid and unpaid losses and loss expenses incurred and a reconciliation of the beginning and ending unpaid losses and loss expenses for the years indicated:

(U.S. dollars in thousands)	2013	2012	2011
Unpaid losses and loss expenses at the beginning of the year	$20,484,121	$20,613,901	$20,531,607
Unpaid losses and loss expenses recoverable	3,361,703	3,629,940	3,649,290
Net unpaid losses and loss expenses at the beginning of the year	$17,122,418	$16,983,961	$16,882,317
Increase (decrease) in net losses and loss expenses incurred in respect of losses occurring in:
Current year	4,021,353	4,081,376	4,363,258
Prior year	(289,889)	(315,894)	(284,867)
Total net incurred losses and loss expenses	$3,731,464	$3,765,482	$4,078,391
Exchange rate effects	40,587	156,217	(130,545)
Less net losses and loss expenses paid in respect of losses occurring in:
Current year	425,254	416,844	589,870
Prior year	3,402,885	3,366,398	3,256,332
Total net paid losses	$3,828,139	$3,783,242	$3,846,202
Net unpaid losses and loss expenses at the end of the year	17,066,330	17,122,418	16,983,961
Unpaid losses and loss expenses recoverable	3,414,735	3,361,703	3,629,940
Unpaid losses and loss expenses at the end of the year	$20,481,065	$20,484,121	$20,613,901

(a) Prior year net losses incurred
The following table presents the net (favorable) adverse prior year loss development of the Company’s loss and loss expense reserves for its property and casualty operations by operating segment for each of the years indicated:

(U.S. dollars in thousands)	2013	2012	2011
Insurance segment	$(102,039)	$(140,066)	$(76,516)
Reinsurance segment	(187,850)	(175,828)	(208,351)
Total	$(289,889)	$(315,894)	$(284,867)

The significant developments in prior year loss reserve estimates for each of the years indicated within the Company’s Insurance and Reinsurance segments are discussed below.
Insurance Segment
The following table summarizes the net (favorable) adverse prior year development by line of business relating to the Insurance segment for the last three years ended December 31:

(U.S. dollars in thousands)	2013	2012	2011
Property	$(46,387)	$(46,735)	$(8,922)
Casualty	(21,983)	(61,133)	34,500
Professional	75,045	(106,360)	(87,520)
Specialty	(140,740)	(61,755)	(71,285)
Other	32,026	135,917	56,711
Total	$(102,039)	$(140,066)	$(76,516)

Net favorable prior year development for the Insurance segment of $102.0 million for the year ended December 31, 2013 was mainly attributable to the following:

▪
For property, net prior year development was $46.4 million favorable. This was driven by better than expected loss experience reported for non-catastrophe exposures primarily in the 2012 accident year. It was also driven by a reduction of $16.7 million in prior year catastrophe losses predominantly in the 2011 and 2012 accident years.

▪
For casualty, net prior year development was $22.0 million favorable. This was driven by a release of $44.9 million in the excess casualty book mainly as a result of reflecting the better than expected loss experience reported across the 2006 and prior accident years. This was partially offset by adverse development of $13.5 million in the U.S. environmental book primarily attributable to the 2010 accident year. In addition, worse than expected loss experience reported in the Lloyd’s middle market book led to a deterioration of $12.2 million principally in the 2010 to 2012 accident years.

▪
For professional, net prior year development was $75.0 million unfavorable. This was driven by worse than expected loss experience reported in the core U.S. and international books across the 2009 to 2012 accident years.

▪
For specialty, net prior year development was $140.7 million favorable. This was driven by releases of $80.4 million, $20.6 million and $19.1 million for aerospace, marine and specie, respectively, due primarily to reflecting the better than expected loss experience reported predominantly across the 2005 and later accident years. It was also driven by a reduction of $17.3 million in the Bermuda discontinued political risk book as a result of a review of the open claims and remaining exposure.

▪
Other net prior year development was $32.0 million unfavorable. This was driven by deteriorations in the discontinued environmental book across the 2006 and prior accident years, strengthening of $10.0 million in the 2006 accident year for the discontinued surety book, and an increase of $5.9 million in the uncollectible reinsurance reserve from the Bermuda operations.

Net favorable prior year reserve development of $140.1 million for the year ended December 31, 2012 was attributable to releases of $106.4 million in professional, $61.8 million in specialty, $61.1 million in casualty and $46.7 million in property, partially offset by strengthening of $135.9 million in other. Professional benefited from releases in reserves for clash losses (which cover a number of substantially similar claims against multiple policyholders) totaling $120.8 million, partially offset by worse than expected loss experience reported in the design portfolio. Better than expected loss experience reported for the non-catastrophe exposures in the aerospace, specie, product recall and Lloyd’s discontinued political risk books led to the release in specialty, while property benefited from favorable reported loss activity for both the catastrophe and non-catastrophe exposures. The release in casualty was mainly related to better than expected loss experience reported in both the primary and excess books, partially offset by adverse development in U.S. middle markets. Continued worse than expected loss experience reported in the excess and surplus lines, and adverse development in the programs and discontinued surety books drove the strengthening in other lines.
Net favorable prior year reserve development for the Insurance segment of $76.5 million (corresponding gross development was $23.1 million unfavorable) for the year ended December 31, 2011 was mainly attributable to releases of $87.5 million in professional lines, $71.3 million for specialty lines and $8.9 million for property lines partially offset by strengthening of $34.5 million for casualty lines and $56.7 million for other lines. The professional lines benefited from releases in reserves for clash losses totaling $88.5 million. Better than expected reported loss experience in the marine, aerospace, specie and discontinued lines led to the release in the specialty lines while the property lines benefited from better than expected reported loss activity for the non-catastrophe exposures. The strengthening in the casualty lines mainly related to adverse development on large excess casualty claims associated with the Deepwater Horizon event in the 2010 accident year totaling $135.6 million gross and $33.4 million net. Adverse development in the excess and surplus lines and run-off surety book of business led to the unfavorable result in other lines.
There is no assurance that conditions and trends that have affected the development of liabilities in the past will continue. Accordingly, it may not be appropriate to extrapolate future redundancies or deficiencies based on the Company’s historical results.
Reinsurance Segment
The following table summarizes the net (favorable) adverse prior year development by line of business relating to the Reinsurance segment for the last three years ended December 31:

(U.S. dollars in thousands)	2013	2012	2011
Property and other short-tail lines	$(136,912)	$(107,613)	$(64,267)
Casualty and other	(50,938)	(68,215)	(144,084)
Total	$(187,850)	$(175,828)	$(208,351)

Net favorable prior year reserve development for the Reinsurance segment of $187.9 million for the year ended December 31, 2013 was mainly attributable to the following:

▪	Net favorable prior year development for the short-tailed lines totaled $136.9 million and details of the significant components are as follows:

▪
For property catastrophe lines, net prior year development was $60.0 million favorable comprised of a $28.6 million release on attritional losses and $31.5 million favorable development on major catastrophe losses mainly driven by a review of reserves for the 2005 hurricanes as well as the 2009 and prior years’ typhoon and windstorm losses.

▪
For property other lines, net prior year development was $57.3 million favorable comprised of $27.9 million favorable development for catastrophe and large losses and $29.4 million favorable development due to better than expected attritional loss development. The notable favorable developments on prior year catastrophe losses include $15.0 million for 2010 events and $4.5 million for 2008 events.

▪	For marine and aviation lines, net prior year development was $19.6 million favorable driven by better than expected attritional loss development in the Europe marine book.

▪	Net favorable prior year development for the long-tailed lines totaled $50.9 million and details of the significant components are as follows:

▪
For casualty lines, net prior year development was $72.2 million favorable due to better than expected development on attritional losses mainly driven by $58.1 million from the North America book on underwriting years 2004-06 and $14.4 million from the Europe book on underwriting years 2005-07.

▪	For other lines, net prior year development was $21.3 million unfavorable mainly driven by adverse development on surety losses in Europe.
Net favorable prior year reserve development of $175.8 million for the year ended December 31, 2012 was attributable to releases of $107.6 million for the short-tailed lines and $68.2 million for the long-tailed lines. The short-tailed lines benefited from $16.5 million in favorable property catastrophe development, $49.0 million in favorable property other lines releases and $42.2 million in favorable marine and aviation development. The release in long-tailed lines was due to $60.3 million in favorable casualty development and an additional $7.9 million in favorable other lines development mainly driven by $8.4 million release on the Structured Indemnity book.
Net favorable prior year reserve development for the Reinsurance segment of $208.4 million for the year ended December 31, 2011 was attributable to a net favorable prior year development of $64.3 million for the short-tailed lines and a net favorable prior year development of $144.1 million for the long-tailed lines. The net favorable prior year development for short-tailed lines was explained by $37.3 million in favorable property catastrophe development and $40.5 million in favorable property other lines releases and was partially offset by $13.5 million in unfavorable marine and aviation development. The net favorable prior year development for long-tailed lines was explained by $109.4 million in favorable casualty lines development and by an additional $34.7 million in favorable other lines development mainly due to reserve releases on whole account treaties written on Lloyd’s syndicates for the 2008 underwriting year as well as releases on large losses and trade credit.
There is no assurance that conditions and trends that have affected the development of liabilities in the past will continue. Accordingly, it may not be appropriate to extrapolate future redundancies or deficiencies based on the Company’s historical results.
(b) Loss Reserve Discounting
Except for certain workers’ compensation (including long term disability) liabilities and certain bodily injury liability claims, emanating from U.K. exposures, predominantly from the U.K. motor liability portfolio, the Company does not discount its unpaid losses and loss expenses.
The Company utilizes tabular reserving for workers’ compensation (including long-term disability) unpaid losses that are considered fixed and determinable, and discounted such losses using an interest rate of 5% in 2013 and 2012. The interest rate approximates the average yield to maturity on specific fixed income investments that support these liabilities. The tabular reserving methodology results in applying uniform and consistent criteria for establishing expected future indemnity and medical payments (including an explicit factor for inflation) and the use of mortality tables to determine expected payment periods. Tabular unpaid losses and loss expenses, net of reinsurance, at December 31, 2013 and 2012 on an undiscounted basis were $609.1 million and $645.2 million, respectively. The related discounted unpaid losses and loss expenses were $331.5 million and $343.0 million at December 31, 2013 and 2012, respectively.
The Company records specific reserve allowance for Periodical Payment Orders (“PPO”) related to bodily injury liability claims. This allowance includes the unpaid losses for claims already settled and notified as PPO at December 31, 2013, as well as the unpaid losses for claims to be settled in the future. The future care element of the unpaid losses was discounted using an interest rate of 1.5% at both December 31, 2013 and 2012. Unpaid losses and loss expenses, net of reinsurance, at December 31, 2013 and 2012 on an undiscounted basis were $262.0 million and $240.0 million, respectively. After discounting the future care element, the unpaid losses and loss expenses were $165.7 million and $148.6 million at December 31, 2013 and 2012, respectively. The increase in net undiscounted unpaid losses and loss expenses between December 31, 2012 and December 31, 2013 is mainly due to foreign exchange rate movements.
The nature of the Company’s high excess of loss liability and catastrophe business can result in loss events that are both irregular and significant. Similarly, adjustments to reserves for individual years can be irregular and significant. Such adjustments are part of the normal course of business for the Company. Conditions and trends that have affected development of liability in the past may not continue in the future. Accordingly, it is inappropriate to extrapolate future redundancies or deficiencies based upon historical experience.
(c) Discontinued Asbestos and Run-Off Environmental Related Claims
The Company’s reserving process includes a continuing evaluation of the potential impact on unpaid liabilities from exposure to discontinued asbestos and run-off environmental claims, including related loss adjustment expenses. Liabilities are established to cover both known and incurred but not reported claims. The Company’s reserving and exposures to environmental liability business currently written within the NAPC and IPC business groups are not included in this note, which only relates to specific discontinued and/or run-off coverages that were not originally written specifically to cover such environmental hazards.
The Company’s exposure to discontinued asbestos and run-off environmental claims arises from the following three sources:

(1)
Reinsurance contracts written, both on a proportional and excess basis, after 1972. The Company discontinued writing contracts with these exposures in 1985. Business written was across many different policies, each with a relatively small contract limit. The Company’s reported asbestos claims relate to both traditional products and premises and operations coverage.

(2)
Winterthur – business of Winterthur purchased by the Company from AXA Insurance (formerly Winterthur Swiss Insurance Company) in 2001. Pursuant to the Sale and Purchase Agreement and related agreements, AXA Insurance reimburses the Company for all asbestos losses.

(3)
During 2006, the Company acquired $40.2 million in losses through a loss portfolio transfer contract of which $18.3 million in losses related to asbestos and environmental claims. Given the terms of the policy, the combined aggregate limit on the total acquired reserves is limited to $60.0 million, not including coverage for claims handling costs over a defined period.

A reconciliation of the opening and closing unpaid losses and loss expenses related to discontinued asbestos and run-off environmental exposure claims for the years indicated is as follows:

Year ended December 31, (U.S. dollars in thousands)	2013	2012	2011
Net unpaid losses and loss expenses at beginning of year	$78,315	$77,778	$84,075
Net incurred losses and loss expenses	6,257	6,558	(41)
Less net paid losses and loss expenses	4,137	6,021	6,256
Net increase (decrease) in unpaid losses and loss expenses	$2,120	$537	$(6,297)
Net unpaid losses and loss expenses at end of year	80,435	78,315	77,778
Unpaid losses and loss expenses recoverable at end of year	115,090	123,799	134,323
Gross unpaid losses and loss expenses at end of year	$195,525	$202,114	$212,101

Reserves for incurred but not reported losses, net of reinsurance, included in the above table were $48.6 million, $52.2 million and $47.2 million at December 31, 2013, 2012 and 2011, respectively. Unpaid losses recoverable are net of potential uncollectible amounts.
At December 31, 2013, the Company had 1,097 open claim files for potential discontinued asbestos claims exposures and 338 open claim files for potential run-off environmental claims exposures. Approximately 37%, 42% and 43% of the open claim files are due to precautionary claim notices in 2013, 2012 and 2011, respectively. Precautionary claim notices are submitted by the ceding companies in order to preserve their right to receive coverage under the reinsurance contract.
Such notices do not contain an incurred loss amount to the Company. The development of the number of open claim files for potential discontinued asbestos and run-off environmental claims, including precautionary claims, is as follows:

	Asbestos Claims	Environmental Claims
Total number of claims outstanding at December 31, 2010	1,200	417
New claims reported in 2011	106	36
Claims resolved in 2011	(268)	(91)
Total number of claims outstanding at December 31, 2011	1,038	362
New claims reported in 2012	236	60
Claims resolved in 2012	(201)	(68)
Total number of claims outstanding at December 31, 2012	1,073	354
New claims reported in 2013	178	34
Claims resolved in 2013	(154)	(50)
Total number of claims outstanding at December 31, 2013	1,097	338

The Company’s reserving process includes a continuing evaluation of the potential impact on unpaid liabilities from exposure to discontinued asbestos and run-off environmental claims, including related loss adjustment expenses. Liabilities are established to cover both known and incurred but not reported claims.
The estimation of loss and loss expense liabilities for discontinued asbestos and run-off environmental exposures is subject to much greater uncertainty than is normally associated with the establishment of liabilities for certain other exposures due to several factors, including: (i) uncertain legal interpretation and application of insurance and reinsurance coverage and liability; (ii) the lack of reliability of available historical claims data as an indicator of future claims development; (iii) an uncertain political climate which may impact, among other areas, the nature and amount of costs for remediating waste sites; and (iv) the potential of insurers and reinsurers to reach agreements in order to avoid further significant legal costs. Due to the potential significance of these uncertainties, the Company believes that no meaningful range of loss and loss expense liabilities beyond recorded reserves can be established. As the Company’s net unpaid loss and loss expense reserves related to discontinued asbestos and run-off environmental exposures are less than 1% of the total net reserves at December 31, 2013 and 2012, further adverse development is not expected to be material to the Company’s overall net loss reserves. The Company believes it has made reasonable provision for its discontinued asbestos and run-off environmental exposures and is unaware of any specific issues that would significantly affect its estimate for loss and loss expenses.